UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2016

INVENTRUST PROPERTIES CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2809 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(855) 377-0510

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

A copy of a letter from InvenTrust Properties Corp. (the “Company”) to its stockholders, dated May 9, 2016, regarding the estimated value per share of our common stock, as discussed in Item 8.01 of this Current Report, among other matters, is furnished as Exhibit 99.1 to this Current Report. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, Exhibit 99.1 shall not be incorporated by reference into our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

Item 8.01.	Other Events.

Estimated Value per Share

We are publishing an estimated per share value of our common stock to assist broker dealers that sold our common stock in our initial and follow-on “best efforts” offerings to comply with the rules regarding account statement reporting published by the Financial Industry Regulatory Authority (“FINRA”). On May 9, 2016, we announced an estimated value of our common stock equal to $3.14 per share.

Methodology

The Board of Directors (the “Board”) engaged Real Globe Advisors, LLC (“Real Globe”), an independent third-party real estate advisory firm, to estimate the per share value of our common stock on a fully diluted basis as of May 1, 2016. Real Globe has extensive experience estimating the fair values of commercial real estate. The report furnished to the Board by Real Globe complies with the reporting requirements set forth under Standard Rule 2-2(a) of the Uniform Standards of Professional Appraisal Practice and is certified by a member of the Appraisal Institute with the MAI designation. The Real Globe report, dated May 3, 2016, reflects values as of May 1, 2016. Real Globe does not have any direct or indirect interests in any transaction with us or in any currently proposed transaction to which we are a party, and there are no conflicts of interest between Real Globe, on one hand, and Company or any of our directors, on the other.

To estimate our per share value, Real Globe utilized the “net asset value” or “NAV” method which is based on the fair value of real estate, real estate related investments and all other assets, less the fair value of total liabilities, and also included an estimate of the transaction fees, closing costs and contingencies the Company is expected to incur pursuant to its executed stock purchase agreement entered into in connection with the sale of its student housing platform. The estimated transaction fees, closing costs and contingencies were provided to Real Globe by the Company; however, there are no assurances that such costs will be incurred at the level estimated by the Company. The fair value estimate of the real estate assets is equal to the sum of its individual real estate values. Generally, Real Globe estimated the value of the Company’s wholly-owned core and non-core real estate and real estate-related assets, using a discounted cash flow approach, or “DCF”, of projected net operating income, less capital expenditures, for each property, for the ten-year hold period ending April 30, 2026, and applying a market supported discount rate and capitalization rate. For all other assets, including cash, other current assets, joint ventures, land developments, and marketable securities, fair value was determined separately. Real Globe also estimated the fair value of the Company’s long-term debt obligations, including the current liabilities, by comparing market interest rates to the contract rates on the Company’s long-term debt and discounting to present value the difference in future payments.

Real Globe determined NAV in a manner consistent with the definition of fair value under U.S. generally accepted accounting principles (or “GAAP”) set forth in FASB’s Topic ASC 820, and in accordance with the Investment Program Association Practice

Guideline 2013-01, “Valuations of Publicly Registered Non-Listed REITS”, dated April 29, 2013, other than the deduction of an estimate of the transaction fees, closing costs and contingencies the Company is expected to incur pursuant to its executed stock purchase agreement entered into in connection with the sale of its student housing platform.

Net asset value per share was estimated by subtracting the fair value of the total liabilities from the fair value of the total assets and dividing the result by the number of common shares outstanding on a fully diluted basis as of May 1, 2016. Real Globe then applied a discount rate and capitalization rate sensitivity analysis on the terminal capitalization and discount rates used to value all wholly owned real estate assets, resulting in a value range equal to $3.04– $3.34 per share, net of estimated transaction fees, closing costs and contingencies the Company is expected to incur pursuant to its executed stock purchase agreement entered into in connection with the sale of its student housing platform. The mid-point in that range was $3.18.

In preparing its report, Real Globe relied on the following sources in determining the major assumptions in the report:

•	financial and operating information requested from or provided by the Company and its senior management;

•	discussions with senior management about the historical and anticipated future financial performance of the Company’s properties, including forecasts prepared by the Company’s senior management;

•	the Company’s reports filed with the SEC;

•	the executed purchase and sale agreement with respect to the Company’s student housing platform. For further discussion of the Company’s previously announced sale of its student housing platform, see the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2016; and

•	the estimated transaction fees, closing costs and expenses expected to be incurred by the Company in connection with the sale of the student housing platform and provided to Real Globe by management.

The exit capitalization rate and discount rate have a significant impact on the estimated value under the net asset value method. The following chart presents the impact of changes to our share price based on variations in the exit capitalization and discount rates within the range of values determined by Real Globe, after the adjustment for estimated student housing transaction fees, closing costs, and contingencies.

	Range of Value and Rate
	Low	Midpoint	High
Share Price	$3.04	$3.18	$3.34
Exit Capitalization Rate	6.65%	6.40%	6.15%
Discount Rate	7.99%	7.74%	7.49%

On May 6, 2016, the Board met to review and discuss Real Globe’s report. Following this review, the Board unanimously determined a new estimate of per share value as of May 1, 2016 equal to $3.14 per share. In establishing the estimated per share value of $3.14, in addition to using Real Globe’s analysis, and assuming an exit capitalization rate equal to 6.40% and a discount rate equal to 7.74%, the Board also determined it was appropriate to deduct estimated closing costs, transaction fees and contingencies related to the planned disposition of certain non-strategic properties contemplated pursuant to the Company’s strategic plan. However, there are no assurances that such costs will be incurred at the level estimated by the Company.

The following table summarizes the individual components of the Company’s estimate of per share value:

Per Share
Real Properties (1)	$4.51
Joint Ventures and Land Held for Developments (2)	0.28
Marketable Securities (3)	0.23
Cash and Other Assets, Net of Other Liabilities	0.15
Fair Value of Debt (4)	(1.89)

Real Globe Estimated per Share Value Before Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Student Housing Platform	$3.28

Per Share
Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Student Housing Platform	(0.10)

Estimated per Share Value After Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Student Housing Platform	$3.18
Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Certain Non-Strategic Properties	(0.04)

Company Estimated per Share Value	$3.14

(1)	The key assumptions (shown on a weighted-average basis) that were used by Real Globe for those properties evaluated by a discounted cash flow analysis to estimate the value of the properties are set forth in the following table. The assumptions are separately reflected for each of the three business segments reported in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2015.

	Retail	Student Housing	Non-Core	Weighted Average Basis
Exit capitalization rate	6.70%	5.82%	6.75%	6.40%
Discount rate	7.73%	7.81%	7.00%	7.74%
Compounded annual net operating income growth rate	2.0%	3.9%	2.5%	2.6%
Annual holding period	10 years	10 years	10 years	10 years

(2)	Value for our joint ventures and developments was estimated by Real Globe using a discounted cash flow model and the value was based on our proportionate interest under the respective joint venture agreements.
(3)	Marketable securities were valued using the closing price of each security on March 31, 2016. In addition, our ownership of approximately 5% of Xenia Hotels & Resorts, Inc.’s (“Xenia”) outstanding shares as of March 31, 2016 is reflected in the value of marketable securities. The prices of marketable securities are likely to fluctuate and such fluctuations will impact the value of such marketable securities.
(4)	The fair value of our debt instruments was estimated by Real Globe using discounted cash flow models, which assume a weighted average effective interest rate of 4.37% per annum. We believe that this assumption reflects the rates currently available on similar borrowing terms to borrowers with credit profiles similar to ours.

We believe that the NAV method used to estimate the per share value of our common stock is the methodology most commonly used by non-listed REITs to estimate per share value. We believe that the assumptions described herein to estimate value are within the ranges used by market participants buying and selling similar properties, including joint venture and development assets. The estimated value may not, however, represent current market values or fair values as determined in accordance with GAAP. Real properties are currently carried at their amortized cost basis in the Company’s financial statements. The estimated value of our real estate assets reflected above does not necessarily represent the value we would receive or accept if the assets were marketed for sale. The market for commercial real estate can fluctuate and values are expected to change in the future. Further, the estimated per share value of the Company’s common stock does not reflect a liquidity discount for the fact that the shares are not currently traded on a national securities exchange, a discount for the non-assumability or prepayment obligations associated with certain of the Company’s loans and other costs that may be incurred, including any costs of sale of its assets.

As noted above, our estimated per share value does not reflect “enterprise value” which may include an adjustment for:

•	the large size of our portfolio given that some buyers may be willing to pay more for a large portfolio than they are willing to pay for each property in the portfolio separately;

•	any other intangible value associated with a going concern; or

•	the possibility that our shares could trade at a premium or a discount to net asset value if we listed our shares on a national securities exchange.

Our estimated per share value as of February 4, 2015 was equal to $4.00 per share. The estimated value was based solely upon the net asset value of our real estate assets and liabilities. The following table compares the individual components of estimated value as of February 4, 2015 and May 1, 2016, respectively:

	5/1/2016 Per Share	2/4/2015 Per Share
Real Properties	$4.51	$5.06
Joint Ventures and Land Held for Developments	0.28	0.39
Marketable Securities	0.23	0.33
Cash and Other Assets, net of other liabilities	0.15	0.28
Fair Value of Debt	(1.89)	(2.06)

Estimated per Share Value Before Estimated Transaction Costs, Closing Costs and Contingencies	$3.28	$4.00
Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Student Housing Platform	(0.10)	N/A

Estimated per Share Value After Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Student Housing Platform	$3.18	$4.00
Estimated Transaction Costs, Closing Costs and Contingencies Related to Disposition of Certain Non-Strategic Properties	(0.04)	N/A

Company Estimated per Share Value	$3.14	$4.00

The number of shares outstanding and used in the calculation, on a fully diluted basis as of February 4, 2015 and May 1, 2016 were 861,824,777 and 862,205,672, respectively.

As previously disclosed, following the spin-off of Highlands REIT, Inc. (“Highlands”) and the disposition of the student housing platform, our strategy is to focus on being a pure-play multi-tenant retail platform. Moving forward, we plan to continue to acquire open-air assets in key growth markets with favorable demographics and expected above-average net operating income growth, while disposing of non-strategic properties in markets that are low growth, lack sufficient asset concentration and do not provide a favorable opportunity to build significant concentration. The following table shows how our estimated per share value has been impacted by changes in the value per share attributed to those properties that are part of our strategic focus (“Strategic Retail”), those properties that are we intend to dispose of (“Non-Strategic Retail”, which includes those certain non-strategic properties for which estimated transaction costs closing costs and contingencies were deducted by the Board when determining the Company’s new estimate of per share value, as well as certain other properties), and other factors:

Change in Per Share Value from 2/4/15 to 5/1/16 (1)
February 4, 2015 Per Share Value	$4.00

Same Store Strategic Retail (2) (3)	0.02
Strategic Retail Acquisitions (2)	0.55
Total Strategic Retail (2)	0.57
Same-Store University House (4)	0.03
University House Acquisitions	0.23
Total University House (5)	0.26
Non-Strategic Retail (6)	(0.09)
Non-Strategic Retail Dispositions (6)	(0.25)
Total Non-Strategic Retail (6)	(0.34)
Other Non-Core Properties (7)	(0.01)
Other Non-Core Dispositions	(0.06)
Non-Core Properties included in Highlands REIT, Inc. (8)	(0.05)
Spin-Off of Highlands REIT, Inc. (9)	(0.36)
Sacramento Railyards (10)	(0.07)
Total Non-Core	(0.55)
Xenia Shares Owned by InvenTrust	(0.03)
Other Marketable Securities	(0.07)
Cash	(0.12)
Total Cash and Marketable Securities	(0.22)
Corporate Debt (Line of Credit and Term Loan)	(0.44)
Estimated Transaction Costs, Closing Costs and Contingencies Related to the Disposition of the Student Housing Platform	(0.10)
Estimated Transaction Costs, Closing Costs and Contingencies Related to the Disposition of Certain Non-Strategic Properties	(0.04)
Total Estimated Transaction Costs, Closing Costs and Contingencies	(0.14)
May 1, 2016 Company Estimated Per Share Value	$3.14

(1)	Per share value reflects, to the extent applicable, property-level debt.
(2)	“Strategic Retail” includes (a) wholly owned Strategic Retail properties (considered as “Retail” in Real Globe’s report) and (b) properties owned by IAGM Retail Fund I, LLC (“IAGM”), the Company’s joint venture with PGGM Private Real Estate Fund (considered as “Joint Ventures” in Real Globe’s report). For the joint venture properties described in (b), this table only includes the per share value attributed to the Company based on its percentage ownership.
(3)	“Same Store” refers to assets included in both the February 4, 2015 estimate of per share value and the May 1, 2016 estimate of per share value and excludes any dispositions and acquisitions between February 4, 2015 and May 1, 2016. If ownership of the IAGM assets were 100%, the same store increase in per share value would be $0.03.
(4)	“Same Store” refers to assets included in both the February 4, 2015 estimate of per share value and the May 1, 2016 estimate of per share value and excludes any dispositions and acquisitions between February 4, 2015 and May 1, 2016
(5)	Reflects the properties included in the Company’s disposition of the student housing platform. These are considered as “Student Housing” in Real Globe’s report.

(6)	Considered as “Retail” in Real Globe’s report.
(7)	Includes (a) Wilmar bank branch (considered as “Retail” in Real Globe’s report), (b) Worldgate Plaza (considered as “Non-Core” in Real Globe’s report), (c) CDH CDO LLC and Concord Debt Holdings LLC (considered as “Joint Ventures” in Real Globe’s report) and (d) an additional student housing property not included in the Company’s disposition of the student housing platform (considered as “Student Housing” in Real Globe’s report).
(8)	Represents the decline in per share value since February 4, 2015 of the properties included in the Highlands REIT, Inc. portfolio.
(9)	On April 28, 2016, we completed the spin-off of our previously wholly-owned subsidiary, Highlands REIT, Inc.
(10)	Considered as “Land Development” in Real Globe’s report.

Limitations of the Estimated Value per Share

As mentioned above, we are providing this estimated value per share to assist broker dealers in meeting their customer account statement reporting obligations.

As with any methodology used to estimate value, the methodology employed by Real Globe and the recommendations made by the Company were based upon a number of estimates and assumptions that may not be accurate or complete. Further, different parties using different assumptions and estimates could derive a different estimated value per share, which could be significantly different from our estimated value per share. The estimated per share value does not represent (i) the amount at which our shares would trade at on a national securities exchange, (ii) the amount a stockholder would obtain if he or she tried to sell his or her shares or (iii) the amount stockholders would receive if we liquidated our assets and distributed the proceeds after paying all of our expenses and liabilities. Accordingly, with respect to the estimated value per share, we can give no assurance that:

•	a stockholder would be able to resell his or her shares at this estimated value;

•	a stockholder would ultimately realize distributions per share equal to our estimated value per share upon liquidation of our assets and settlement of our liabilities or a sale of the Company;

•	our shares would trade at a price equal to or greater than the estimated value per share if we listed them on a national securities exchange

•	the estimated transaction costs, closing costs and contingencies related to the disposition of our student housing platform and certain of our non-strategic retail properties reflected in our estimated value will be incurred at the level estimated by the Company; or

•	the methodology used to estimate our value per share would be acceptable to FINRA or that the estimated value per share will satisfy the applicable annual valuation requirements under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and the Internal Revenue Code of 1986, as amended (the “Code”), with respect to employee benefit plans subject to ERISA and other retirement plans or accounts subject to Section 4975 of the Code.

The estimated value per share was determined by our board on May 6, 2016 and reflects the fact that the estimate was calculated at a moment in time. The value of our shares will likely change over time and will be influenced by changes to the value of our individual assets as well as changes and developments in the real estate and capital markets. We currently anticipate publishing a new estimated share value within one year. Nevertheless, stockholders should not rely on the estimated value per share in making a decision to buy or sell shares of our common stock.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements (including, without limitation, statements concerning the estimated per share NAV and assumptions made in determining the estimated per share NAV) are not historical facts, but rather are predictions and generally can be identified by use of statements that include phrases such as “believe,” “expect,” “estimate,” “will,” “likely” or other words or phrases of similar import. Similarly, statements that describe or contain information related to matters such as valuation trends or the Company’s intent, belief or expectation with respect to its financial performance, investment strategy and portfolio, cash flows, growth prospects and distribution rates and amounts are forward-looking statements.

These forward-looking statements often reflect a number of assumptions and involve known and unknown risks, uncertainties and other factors that are difficult to predict and could cause the Company’s actual results, performance or achievements to differ materially from those currently anticipated, expressed or implied in these forward-looking statements. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s Securities and Exchange Commission reports, including, but not limited to, the Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	InvenTrust Properties Corp. letter to stockholders, dated May 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVENTRUST PROPERTIES CORP.

Date: May 9, 2016	By:	/s/ Scott Wilton
	Name:	Scott Wilton
	Title	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	InvenTrust Properties Corp. letter to stockholders, dated May 9, 2016.